Pensions and Post-Employment Benefits - Schedule of Estimated Payments for Pensions and Other Post-Employment Benefits (Detail) $ in Millions	12 Months Ended
Dec. 31, 2019 USD ($)
Disclosure - Pensions and Post-Employment Benefits - Schedule of Estimated Payments for Pensions and Other Post-Employment Benefits [Abstract]
2020	$ 156 [1]
2021	140
2022	142
2023	144
2024 - 2029	$ 852

[1]	The amount of estimated payments during the year 2020 includes the expected funding to the Company’s plan assets.